UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 2, 2016

Diamond Resorts International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35967	46-1750895
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10600 West Charleston Boulevard, Las Vegas, Nevada		89135
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 702-684-8000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

As previously disclosed on June 29, 2016 in the Current Report on Form 8-K filed with the Securities and Exchange Commission by Diamond Resorts International, Inc., a Delaware corporation (the “Company”), the Company is party to an Agreement and Plan of Merger, dated as of June 29, 2016, by and among the Company, Dakota Parent, Inc., a Delaware corporation (“Parent”) and Dakota Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, on September 2, 2016, Merger Sub merged with and into the Company, with the Company surviving the Merger as a wholly owned subsidiary of Parent (the “Merger”). Parent and Merger Sub are affiliates of certain funds managed by affiliates of Apollo Global Management, LLC.

Item 1.01	Entry Into a Material Definitive Agreement

7.750% First-Priority Senior Secured Notes due 2023

General

On August 31, 2016, Merger Sub successfully completed the offering of $500,000,000 aggregate principal amount of 7.750% First-Priority Senior Secured Notes due 2023 (the “First Lien Notes”). The First Lien Notes were offered and sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), to persons outside of the United States in compliance with Regulation S under the Securities Act and to certain accredited investors as defined under Regulation D under the Securities Act. The First Lien Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or a transaction not subject to the registration requirements of the Securities Act or any state securities laws. The proceeds of the First Lien Notes were deposited into an escrow account pending the completion of the Merger.

On September 2, 2016, upon the completion of the Merger, the Company continued its existence as the issuer of the First Lien Notes and the proceeds of the First Lien Notes were released from escrow and were used to fund the Merger and related transactions (collectively, the “Transactions”). Concurrently, certain subsidiaries of the Company (the “Guarantors”) entered into a Supplemental Indenture to the Indenture, dated as of August 31, 2016 (the “First Lien Notes Indenture”), by and among the Company, the Guarantors and Wilmington Trust, National Association, as trustee and collateral agent, whereby the Guarantors agreed to guarantee and secure the obligations under the First Lien Notes and the First Lien Notes Indenture as further described below.

The Company’s obligations under the First Lien Notes and the First Lien Notes Indenture are guaranteed, jointly and severally, on a senior secured first-priority basis, by each of the Company’s present and future direct or indirect wholly-owned material domestic subsidiaries that guarantee its Senior Facilities (as defined below). The First Lien Notes and the related guarantees are secured by first-priority security interests in the collateral owned by the Company and Guarantors, subject to certain permitted liens and exceptions as further described in the First Lien Notes Indenture and the related security documents. The collateral consists of substantially all of the Company’s and the Guarantors’ tangible and intangible assets securing the Company’s Senior Facilities, which exclude certain capital stock and other securities of its affiliates and other property.

Maturity and Interest Payments

The First Lien Notes will mature on September 1, 2023. Interest on the First Lien Notes will accrue at 7.750% per annum and will be paid semi-annually, in arrears, on March 1 and September 1 of each year, beginning March 1, 2017.

Redemption

On or after September 1, 2019, the Company may redeem the First Lien Notes at its option, in whole at any time or in part from time to time, at the redemption prices set forth in the First Lien Notes Indenture. In addition, prior to September 1, 2019, the Company may redeem the First Lien Notes at their option, in whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount of the First Lien Notes redeemed, plus a “make-whole” premium and accrued and unpaid interest. Notwithstanding the foregoing, at any time and from time to time on or prior to September 1, 2019, the Company may redeem in the aggregate up to 40% of the original aggregate principal amount of the First Lien Notes (calculated after giving effect to any issuance of additional notes) in an aggregate amount equal to the net cash proceeds of one or more equity offerings at a redemption price equal to 107.750%, plus accrued and unpaid interest, so long as at least 50% of the original aggregate principal amount of the First Lien Notes (calculated after giving effect to any issuance of additional notes) must remain outstanding after each such redemption.

Certain Covenants

The First Lien Notes Indenture contains covenants that limit the Company’s (and most of their subsidiaries’) ability to, among other things: (i) incur additional indebtedness or issue certain preferred shares; (ii) make dividend payments on or make other distributions in respect of their capital stock or make other restricted payments; (iii) make certain investments; (iv) sell certain assets; (v) create or permit to exist dividend and/or payment restrictions affecting their restricted subsidiaries; (vi) create liens on assets; (vii) consolidate, merge, sell or otherwise dispose of all or substantially all of their assets; and (viii) enter into certain transactions with their affiliates. These covenants are subject to a number of limitations and exceptions. Additionally, upon the occurrence of specified change of control events, the Company must offer to repurchase the First Lien Notes at 101% of the principal amount, plus accrued and unpaid interest, if any, to, but not including, the purchase date. The First Lien Notes Indenture also provides for customary events of default.

10.750% Senior Notes due 2024

General

On August 31, 2016, Merger Sub successfully completed the offering of $600,000,000 aggregate principal amount of 10.750% Senior Notes due 2024 (the “Senior Notes”). The Senior Notes were offered and sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act, to persons outside of the United States in compliance with Regulation S under the Securities Act and to certain accredited investors as defined under Regulation D under the Securities Act. The Senior Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or a transaction not subject to the registration requirements of the Securities Act or any state securities laws. The proceeds of the Senior Notes were deposited into an escrow account pending the completion of the Merger.

On September 2, 2016, upon the completion of the Merger, the Company continued its existence as the issuer of the Senior Notes and the proceeds of the Senior Notes were released from escrow and used to fund the Transactions. Concurrently, the Guarantors entered into a Supplemental Indenture to the Indenture, dated as of August 31, 2016 (the “Senior Notes Indenture”), by and among the Company, the Guarantors and Wilmington Trust, National Association, as trustee, whereby the Guarantors agreed to guarantee and secure the obligations under the Senior Notes and the Senior Notes Indenture as further described below.

The Company’s obligations under the Senior Notes and the Senior Notes Indenture are guaranteed, jointly and severally, on a senior basis, by each of the Company’s present and future direct or indirect wholly-owned material domestic subsidiaries that guarantee its Senior Facilities. The Senior Notes and the related guarantees are unsecured obligations of the Company and each Guarantor.

Maturity and Interest Payments

The Senior Notes will mature on September 1, 2024. Interest on the Senior Notes will accrue at 10.750% per annum and will be paid semi-annually, in arrears, on March 1 and September 1 of each year, beginning March 1, 2017.

Redemption

On or after September 1, 2019, the Company may redeem the Senior Notes at its option, in whole at any time or in part from time to time, at the redemption prices set forth in the Senior Notes Indenture. In addition, prior to September 1, 2019, the Company may redeem the Senior Notes at its option, in whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount of the Senior Notes redeemed, plus a “make-whole” premium and accrued and unpaid interest. Notwithstanding the foregoing, at any time and from time to time on or prior to September 1, 2019, the Company may redeem in the aggregate up to 40% of the original aggregate principal amount of the Senior Notes (calculated after giving effect to any issuance of additional notes) in an aggregate amount equal to the net cash proceeds of one or more equity offerings at a redemption price equal to 110.750%, plus accrued and unpaid interest, so long as at least 50% of the original aggregate principal amount of the Senior Notes (calculated after giving effect to any issuance of additional notes) must remain outstanding after each such redemption.

Certain Covenants

The Senior Notes Indenture contains covenants that limit the Company’s (and most of its subsidiaries’) ability to, among other things: (i) incur additional indebtedness or issue certain preferred shares; (ii) make dividend payments on or make other distributions in respect of its capital stock or make other restricted payments; (iii) make certain investments; (iv) sell certain assets; (v) create or permit to exist dividend and/or payment restrictions affecting its restricted subsidiaries; (vi) create liens on assets; (vii) consolidate, merge, sell or otherwise dispose of all or substantially all of its assets; and (viii) enter into certain transactions with its affiliates. These covenants are subject to a number of limitations and exceptions. Additionally, upon the occurrence of specified change of control events, the Company must offer to repurchase the Senior Notes at 101% of the principal amount, plus accrued and unpaid interest, if any, to, but not including, the purchase date. The Senior Notes Indenture also provides for customary events of default.

Senior Facilities

On September 2, 2016, in connection with the Merger, the Company assumed Merger Sub’s obligations under a credit agreement providing for senior secured financing of up to $800 million, consisting of:

•	a term loan facility (the “Term Loan Facility”), in an aggregate principal amount of $700 million, with a maturity of seven years ; and

•	a revolving credit facility (the “Revolving Credit Facility and, together with the Term Loan Facility, the “Senior Facilities”), in an aggregate principal amount of up to $100 million, with a maturity of five years, including both a letter of credit sub-facility and a swingline loan sub-facility.

In addition, the Company may request one or more incremental term loan facilities and/or increase commitments under the Revolving Credit Facility in an aggregate amount of up to the sum of (x) $275 million plus (y) an additional amount if the Company attains certain leverage ratios, subject to certain conditions and receipt of commitments by existing or additional lenders. Proceeds of the term loans drawn on the closing date, together with the proceeds of the First Lien Notes and Senior Notes were used to fund the Transactions. Proceeds of the revolving loans drawn after the closing date of the Transactions, swingline loans and letters of credit will be used for working capital and general corporate purposes. No letter of credit will be outstanding under the Senior Facilities on the closing date of the Transactions.

Interest Rates and Fees

Borrowings under the Senior Facilities will bear interest at a rate equal to, at the option of the Company, either (a) a LIBOR rate determined by reference to the costs of funds for Eurodollar deposits for the interest period relevant to such borrowing, adjusted for certain additional costs, subject to a 1.00% floor in the case of term loans or (b) a base rate determined by reference to the highest of (i) the federal funds rate plus 0.50% per annum, (ii) the prime rate quoted by The Wall Street Journal (or another national publication selected by the administrative agent) and (iii) the one-month adjusted LIBOR plus 1.00% per annum, in each case plus an applicable margin. The initial applicable margin for borrowings is 6.00% with respect to LIBOR borrowings and 5.00% with respect to base rate borrowings under the Term Loan Facility and base rate borrowings and swingline borrowings under the Revolving Credit Facility. After the delivery of financial statements in respect of the first full fiscal quarter completed after the Merger, the applicable margin for borrowings under the Revolving Credit Facility is subject to two step-downs of 25 basis points per annum if the Company attains first lien net senior secured leverage ratios of 2.00 to 1.00 and 1.50 to 1.00, respectively.

In addition to paying interest on outstanding principal under the Senior Facilities, the Company is required to pay a commitment fee at a rate equal to 0.50% per annum to the lenders under the Revolving Credit Facility in respect of the unutilized commitments thereunder. The applicable commitment fee under the Revolving Credit Facility may be subject to one step-down if the Company attains a first lien net senior secured leverage ratio of 2.00 to 1.00. The Company is also required to pay customary agency fees as well as letter of credit participation fees computed at a rate per annum equal to the applicable margin for LIBOR rate borrowings on the dollar equivalent of the daily stated amount of outstanding letters of credit, plus such letter of credit issuer’s customary documentary and processing fees and charges and a fronting fee computed at a rate equal to 0.125% per annum on the daily stated amount of each letter of credit.

Amortization and Prepayments

The Senior Facilities require scheduled quarterly payments on the term loan in annual amounts equal to 1.0% of the original principal amount of the term loan for six years and three quarters, with the balance paid at maturity.

In addition, the Senior Facilities require the Company to prepay outstanding term loan borrowings, subject to certain exceptions, with:

•	75% (which percentage will be reduced if the Company attains certain leverage ratios) of the Company’s annual excess cash flow, as defined under the Senior Facilities;

•	100% (which percentage will be reduced if the Company attains certain leverage ratios) of the net cash proceeds of all non-ordinary course asset sales, other dispositions of property or certain casualty events, in each case subject to certain exceptions and provided that we may (a) reinvest within 12 months or (b) commit to reinvest those proceeds and so reinvest such proceeds within 18 months in assets to be used in its business, or certain other permitted investments; and

•	100% of the net cash proceeds of any issuance or incurrence of debt, other than proceeds from debt permitted under the Senior Facilities.

The Company may voluntarily repay outstanding loans under the Senior Facilities at any time, without prepayment premium or penalty except in connection with a repricing event as described below, subject to customary “breakage” costs with respect to LIBOR rate loans.

Any refinancing through the issuance or repricing amendment of any debt that results in a repricing event applicable to the term loans resulting in a lower yield occurring at any time during the first twelve months after the closing date will be accompanied by a 1.00% prepayment premium or fee, as applicable.

Collateral and Guarantors

All obligations under the Senior Facilities are unconditionally guaranteed by Parent on a limited recourse basis and each of the Company’s existing and future direct and indirect material, wholly owned domestic subsidiaries, subject to certain exceptions. The obligations are secured by a pledge of the Company’s capital stock and substantially all of the Company’s assets and those of each subsidiary guarantor, including capital stock of the subsidiary guarantors and 65% of the capital stock of the first-tier foreign subsidiaries that are not subsidiary guarantors, in each case subject to certain exceptions. Such security interests consist of a first-priority lien with respect to the collateral.

Restrictive Covenants and Other Matters

The Revolving Credit Facility requires that the Company, after an initial grace period and subject to a testing threshold, comply on a quarterly basis with a maximum first lien net senior secured leverage ratio of 3.75 to 1.00. The testing threshold will be satisfied at any time at which the sum of outstanding revolving loans, swingline loans and certain letters of credit under the Revolving Credit Facility exceeds 30% of the outstanding commitments under the Revolving Credit Facility at such time.

The Senior Facilities contains certain customary affirmative covenants and events of default. The negative covenants in the Senior Facilities include, among other things, limitations (none of which are absolute) on the Company’s ability to:

•	incur additional debt or issue certain preferred shares;

•	create liens on certain assets;

•	make certain loans or investments (including acquisitions);

•	pay dividends on or make distributions in respect of its capital stock or make other restricted payments;

•	consolidate, merge, sell or otherwise dispose of all or substantially all of its assets;

•	sell assets;

•	enter into certain transactions with its affiliates;

•	enter into sale-leaseback transactions;

•	change its lines of business;

•	restrict dividends from its subsidiaries or restrict liens;

•	change its fiscal year; and

•	modify the terms of certain debt or organizational agreements.

Certain Relationships

The lenders and their affiliates have in the past engaged, and may in the future engage, in transactions with and perform services, including commercial banking, financial advisory and investment banking services, for the Company and its affiliates in the ordinary course of business for which they have received or will receive customary fees and expenses. Affiliates of one or more of the lenders acted as initial purchasers in the offering of the First Lien Notes and the offering of the Senior Notes and received customary fees in connection with such offerings.

Item 1.02	Termination of a Material Definitive Agreement

On September 2, 2016, in connection with the transactions contemplated by the Merger Agreement, the Company terminated the Credit Agreement, dated as of May 9, 2014, by and among Diamond Resorts Corporation, as borrower, the Company, the lenders party thereto, Credit Suisse AG, as administrative agent and collateral agent, and the other parties thereto (as amended by the First Amendment, dated as of December 22, 2014, and the Second Amendment and First Incremental Assumption Agreement, dated as of December 3, 2015, the “Credit Facility”). In connection with the termination, the Company repaid all of the outstanding obligations in respect of principal, interest and fees under the Credit Facility.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND RESORTS INTERNATIONAL, INC.

Date: September 2, 2016	/s/ Jared T. Finkelstein
	Name:	Jared T. Finkelstein
	Title:	Senior Vice President-General Counsel and Secretary